Exhibit 99.1



                        CERTIFICATION


         To my knowledge, this Report on Form 10-Q for the quarter ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Checkpoint Systems, Inc.


                           By:      /s/ George Off
                               -------------------------------------
                                 Name:  George Off
                                Title:  Interim Chief Executive Officer



                           By:      /s/ W. Craig Burns
                                -------------------------------------
                                 Name:  W. Craig Burns
                                Title:  Executive Vice President,
                                        Chief Financial Officer and Treasurer






Date: August 14, 2002